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                                                                    EXHIBIT 99.5

                                                                          Page 1


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1996-A


     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 (the "Pooling and Servicing Agreement"), among First USA Bank, NA, (First USA"), as Transferor and Servicer, First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"). First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1996-A Certificateholders and the performance of the First USA Master Credit Card Trust II (the "Trust") during the previous month. The information that is required to be prepared with respect to the February 16, 1999, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performance of the Trust during the January, 1999, Monthly Period (referred to herein as the Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-A Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A)   Information Regarding Distributions to
     the Class A Certificateholders, per
     $1,000 original certificate principal amount.

     (1)   The total amount of the distribution to Class A
     Certificateholders, per $1,000 original certificate
     principal amount                                                                      $         4.5777778

     (2) The amount of the  distribution set forth in paragraph 1 above in respect of  interest  on the Class A  Certificates,  per $1,000
     original certificate principal amount                                                 $         4.5777778

     (3)   The amount of the  distribution set forth in paragraph 1 above in respect of  principal of the Class A  Certificates,  per $1,000
     original certificate principal amount                                                 $         0.0000000

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                                                                          Page 2

B)   Class A Investor Charge Offs and
     Reimbursement of Charge Offs

     (1)   The amount of Class A Investor Charge Offs                                      $         0.0000000

     (2)   The  amount  of Class A  Investor  Charge  Offs  set  forth in paragraph 1 above, per $1,000 original certificate
     principal amount                                                                      $         0.0000000

     (3)   The total amount reimbursed in respect of Class A Investor
     Charge Offs                                                                           $         0.0000000

     (4)   The amount set forth in paragraph 3 above, per $1,000 original
     certificate principal amount                                                          $         0.0000000

     (5)   The amount, if any, by which the outstanding principal balance of the Class A  Certificates  exceeds the Class A Invested  Amount
     after giving effect to all transactions on such Distribution Date                     $         0.0000000

C)   Information Regarding Distributions to the Class B
     Certificateholders, per $1,000 original certificate principal amount.

     (1)   The total amount of the distribution to Class B
     Certificatedholders, per $1,000 original certificate principal amount                 $         4.7777778

     (2)   The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Certificates, per $1,000
     original cerificate principal amount                                                  $         4.7777778

     (3)   The amount of the  distribution set forth in paragraph 1 above in respect of principal on the Class B Certificates, per $1,000
     original cerificate principal amount                                                  $         0.0000000

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                                                                          Page 3

D)   Class B Investor Charge Offs and Reimbursement of Charge Offs

     (1)   The amount of Class B Investor Charge Offs                                      $         0.0000000

     (2)   The amount of Class B Investor Charge Offs set forth in
     paragraph 1 above, per $1,000 original certificate
     principal amount                                                                      $         0.0000000

     (3)   The total amount reimbursed in respect of Class B Investor
     Charge Offs                                                                           $         0.0000000

     (4)   The amount set forth in paragraph 3 above, per $1,000 original
     certificate principal amount                                                          $         0.0000000

     (5)   The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount
     after giving effect to all transactions on such Distribution Date                     $         0.0000000

                                  First USA Bank, NA,
                                  as Servicer


                                  By     /s/ Tracie Klein
                                      ------------------------------
                                                 Tracie H. Klein
                                                 Vice President